                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASEN UMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: OCTOBER YEAR: 2002

                                   4/30/02
                 MONTH             Revised       5/31/02       6/30/02      7/31/02        8/31/02        9/30/02       10/31/02
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                $42,567,625   $ 45,186,158   $48,626,030  $ 31,375,535   $ 44,301,404   $ 42,522,545  $ 36,364,891

INCOME BEFORE INT.
 DEPREC./TAX                    $ 5,024,220   $  4,957,088   $ 7,401,423  $   (404,653)  $  2,873,930   $ 13,541,752  $   (621,434)

NET INCOME (LOSS) (MOR-6)       $   495,693   $    813,702   $ 2,748,385  $ (4,909,430)  $ (1,383,826)  $  6,428,456  $ (5,034,848)

PAYMENTS TO INSIDERS (MOR-9)    $   494,281   $     78,911   $   131,411  $     78,911   $    112,872   $    131,592  $    470,408

PAYMENTS TO PROFESSIONALS
 (MOR-9)                        $ 1,572,252   $  1,014,508   $   700,599  $  1,019,131   $    622,317   $    362,823  $  1,123,130


TOTAL DISBURSEMENTS
(MOR-7)(1)                      $57,893,073   $ 69,069,844   $90,769,682  $ 89,651,958   $ 73,952,992   $ 67,752,947  $ 88,180,518


(1) Excludes intercompany
    transfers as follows:       $20,186,176   $ 16,157,239   $17,490,363  $ 15,729,203   $ 14,831,022   $ 15,653,136  $ 16,106,931


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------



MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        11/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


                                                                    Page 4 of 15
                                                                        11/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich Re:            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       FM Global,                                 Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100       et al.                                     PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


                                                                    Page 5 of 15
                                                                        11/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED OCTOBER 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $     461              $       -                 $      83
        Trade accounts receivable, net              -                   56,863                     60                     2,586
        Other Receivables                           -                    1,254                      -                     1,999
        Due from affiliates                     1,375                   27,999                 13,957                         -
        Inventories                                 -                   31,311                      -                     8,246
        Prepaid expenses                           33                    6,617                      -                       186
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  124,505                 14,017                    13,100

Property, plant and equipment, net                  -                  113,625                  2,520                         -
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,445                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   32,777                      -                     1,112
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 367,142              $  21,982                 $  14,212
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 251                  168,473                  1,263                     6,637
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   54,755                      -                    13,751
        Secured - Other                                                    469
        Unsecured debt                        186,538                  256,134                  1,110                    67,942
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,120)                 (60,895)                 4,275                   (17,053)
        Pension adjustment                          -                  (14,890)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,752)                (523,226)                19,609                  (147,108)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,752)                (525,763)                19,609                  (147,108)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 367,142              $  21,982                 $  14,212
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $      99           $       -           $       -
        Trade accounts receivable, net             -                      2,191                 819               4,771
        Other Receivables                          -                          -                  32                   -
        Due from affiliates                    2,771                     62,541                 585              11,459
        Inventories                                -                          -                 100               1,445
        Prepaid expenses                           -                          -                   -                 144
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,771                     64,831               1,536              17,819

Property, plant and equipment, net                 -                          -                   -              40,614
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,487                   -
Other assets                                       -                      1,230                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,771                  $ 361,872           $   3,023           $  58,433
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 99                     25,645                 752               3,234
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          878                     16,160                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,937                 139              62,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,486
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,477)                    (4,824)             (1,011)            (10,087)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,698)                   (12,022)              2,132              (7,083)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,698)                   (12,022)              2,132              (7,083)

TOTAL LIABILITIES AND EQUITY                $ (2,771)                 $ 361,872           $   3,023           $  58,433
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $     644
        Trade accounts receivable, net              -                 67,290
        Other Receivables                           -                  3,285
        Due from affiliates                  (120,082)                   605
        Inventories                                 -                 41,102
        Prepaid expenses                            -                  6,980
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (120,082)               119,906

Property, plant and equipment, net                  -                156,759
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,945
Investments in Subs                          (395,322)                31,771
Other assets                                       (1)                35,983
                                            --------------------------------

TOTAL ASSETS                                $(515,405)             $ 351,364
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (51,651)               154,703
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (14,651)                70,893
        Secured - Other                                                  469
        Unsecured debt                       (133,310)               706,612
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (53,899)              (559,739)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (94,192)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (53,900)              (901,048)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (53,900)              (903,585)

TOTAL LIABILITIES AND EQUITY                $(515,405)            $  351,364
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                         -----------------------------------------------------------------------------------
                                              4/30/02      5/31/02    6/30/02    7/31/02     8/31/02   9/30/02     10/31/02
                                         -----------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                      $   61,483   $   68,952  $  70,812   $ 65,012   $  66,090  $ 67,655  $    73,489
ROYALTY AND REVENUE PAYABLE                         --           --         --         --          --        --           --
NOTES PAYABLE - INSURANCE                           --           --         --         --          --        --           --
TAX PAYABLE:                                                     --         --         --          --        --           --
    Federal Payroll Taxes                            8           98          3         --          --        --           95
    State Payroll & Sales                          405          409        415        419         419        56           --
    Ad Valorem Taxes                                --           --         --         --          --        --           --
    Other Taxes                                  5,795        4,408      3,730      4,290       4,850     5,141        5,275
TOTAL TAXES PAYABLE                         $    6,208   $    4,915  $   4,148   $  4,709   $   5,218  $  5,197  $     5,370
SECURED DEBT POST-PETITION                      78,668       74,598     76,479     58,656      54,769    57,242       32,404
ACCRUED INTEREST PAYABLE                           752          518        624        509         486       513          607
*ACCRUED PROFESSIONAL FEES:                      6,106        6,427      7,096      7,490       8,478     8,989       10,078
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs          30,498       32,171     32,233     34,268      33,069    46,721       46,525
  2.  Lease Operating Expenses/Capital              --           --         --         --          --        --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)     $  183,715   $  187,581  $ 191,392   $170,644   $ 168,110  $186,317  $   168,473
============================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     OCTOBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $154,703    $ 143,507    $      --   $        95   $     5,856   $       5,245

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $154,703    $ 143,507    $      --   $        95   $     5,856   $       5,245
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 52,119    $ 52,119     $     --   $     --   $     --   $     --

        31-60           546         546           --         --         --         --

        61-90           352         352           --         --         --         --

        91 +         30,046      30,046           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 83,063    $ 83,063     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING OCTOBER 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       36,364,891    $          203,142    $        1,605,316
TOTAL COST OF REVENUES                                         --            33,726,485               203,142             1,732,546
GROSS PROFIT                                   $               --    $        2,638,406    $               --    $         (127,230)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           31,112    $          514,746    $               --    $          178,896
  Insiders Compensation                                        --               470,408                    --                    --
  Professional Fees                                            --             2,141,012                    --                    --
  Other (Earnings in Joint Venture)                            --               133,674               (66,098)                   --

TOTAL OPERATING EXPENSE                        $           31,112    $        3,259,840    $          (66,098)   $          178,896
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (31,112)   $         (621,434)   $           66,098    $         (306,126)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,553,390                    --               723,970
DEPRECIATION                                                   --             1,860,024                    --                    --
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,413,414    $               --    $          723,970
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (31,112)   $       (5,034,848)   $           66,098    $       (1,030,096)
INCOME TAXES                                                   --                    --                 3,738                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (31,112)   $       (5,034,848)   $           62,360    $       (1,030,096)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           10,000    $          851,790   $          358,662
TOTAL COST OF REVENUES                                          --                33,247              486,157
GROSS PROFIT                                    $           10,000    $          818,543   $         (127,535)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            4,433    $          225,466   $          (74,101)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            4,433    $          225,466   $          (74,101)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $            5,567    $          593,077   $          (53,434)
INTEREST EXPENSE (includes amort of debt fees)              44,657               289,067                   --
DEPRECIATION                                                    --                    --                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           44,657    $          289,067   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $          (39,090)   $          304,010   $          (53,434)
INCOME TAXES                                                    --                90,000                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $          (39,090)   $          214,010   $          (53,434)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,959,285   $        (397,743)    $      41,955,303
TOTAL COST OF REVENUES                                       1,952,293            (397,743)           37,736,127
GROSS PROFIT                                        $        1,006,992   $              --     $       4,219,176
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $           68,229   $              --               948,781
  Insiders Compensation                                             --                  --               470,408
  Professional Fees                                                 --                  --             2,141,012
  Other (Earnings in Joint Venture)                                 --                  --                67,576

TOTAL OPERATING EXPENSE                             $           68,229   $              --     $       3,627,777
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          938,763   $              --               591,399
INTEREST EXPENSE (includes amort of debt fees)                 558,861                  --             4,169,945
DEPRECIATION                                                   327,282                  --             2,187,306
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          886,143   $              --     $       6,357,251
=================================================================================================================
NET INCOME BEFORE TAXES                             $           52,620   $              --     $      (5,765,852)
INCOME TAXES                                                        --                  --                93,738
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           52,620   $              --     $      (5,859,590)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND
  DISBURSEMENTS                                                                                 Apr-02            May-02
                                                                                             ------------      ------------
1. CASH-BEGINNING OF MONTH                                                                       (605,842)        1,432,341
                                                                                             ============      ============

RECEIPTS:

2. CASH SALES                                                                                          --                --
                                                                                                               ------------

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                                                  17,926,575        34,807,911

4. LOANS & ADVANCES - CIT
   REVOLVER                                                                                    46,100,000        37,400,000

5. SALE OF ASSETS                                                                                      --                --

6. OTHER (attach list)                                                                         16,090,857        11,363,818
                                                                                             ------------      ------------
TOTAL RECEIPTS                                                                                 80,117,432        83,571,729
                                                                                             ------------      ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                                           N/A               N/A
                                                                                             ============      ============
DISBURSEMENTS:

7. NET PAYROLL                                                                                  1,983,856         1,609,373

8. PAYROLL TAXES PAID                                                                             932,205           936,861

9. SALES, USE & OTHER TAXES
   PAID                                                                                         1,650,149         1,456,271

10.SECURED/RENTAL/LEASES                                                                           30,705           101,829

11.UTILITIES                                                                                    6,922,372         3,817,800

12.INSURANCE                                                                                       50,625            15,583

13.INVENTORY PURCHASES                                                                         17,691,587        16,201,310

14.VEHICLE EXPENSES                                                                                    --                --

15.TRAVEL & ENTERTAINMENT                                                                          65,732            72,716

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                                                     3,235,006         1,896,650

17.ADMINISTRATIVE & SELLING                                                                     4,503,340         4,089,807

18.OTHER (attach list)                                                                         39,441,420        54,014,374

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                                                  76,506,997        84,212,575

19.PROFESSIONAL FEES                                                                            1,525,502         1,014,508

20.U.S. TRUSTEE FEES                                                                               46,750                --

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                                                            --                --

                                                                                             ------------      ------------
TOTAL DISBURSEMENTS                                                                            78,079,249        85,227,083
                                                                                             ============      ============

22.NET CASH FLOW                                                                                2,038,183        (1,655,353)

23.CASH - END OF MONTH (MOR-2)                                                                  1,432,341          (223,012)

per MOR-7                                                                                    1,432,341.16       (223,012.32)
per 211 trial balance                                                                        1,865,999.23      1,368,935.72
                                                                                             ------------      ------------
difference                                                                                     433,658.07      1,591,948.04

g/1 acct 10123 - not a good
    account, s/b zero                                                                              794.70              0.00
g/1 acct 10131 - account was closed
    before filing, bal s/b zero                                                                  4,029.99              0.00
g/1 acct 10199 - cash overdraft
    reclass of outstanding checks                                                              428,833.38      1,591,948.04
                                                                                             ------------      ------------
reconciled difference                                                                          433,658.07      1,591,948.04

  CASH RECEIPTS AND                                                                                                     FILING TO
  DISBURSEMENTS                         Jun-02         Jul-02           Aug-02          Sep-02           Oct-02           DATE
                                     ------------   ------------     ------------    -------------    ------------    -------------
1. CASH-BEGINNING OF MONTH               (223,012)     2,127,996         (648,863)         155,243      10,216,056        9,346,546
                                     ============   ============     ============    =============    ============    =============

RECEIPTS:

2. CASH SALES                                  --            --                --               --              --               --
                                     ------------   ------------     ------------    -------------    ------------    -------------

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                          46,518,489     50,696,794       37,988,857       41,624,865      45,651,554      474,420,858

4. LOANS & ADVANCES - CIT
   REVOLVER                            51,000,000     40,400,000       40,900,000       39,000,000      38,200,000      546,300,000

5. SALE OF ASSETS                              --             --               --               --              --               --

6. OTHER (attach list)                 13,092,564     11,507,508       10,699,263       12,842,031      11,128,933      192,710,209
                                     ------------   ------------     ------------    -------------    ------------    -------------
TOTAL RECEIPTS                        110,611,053    102,604,302       89,588,121       93,466,896      94,980,488    1,213,431,067
                                     ------------   ------------     ------------    -------------    ------------    -------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                   N/A            N/A              N/A              N/A             N/A              N/A
                                     ============   ============     ============    =============    ============    =============
DISBURSEMENTS:

7. NET PAYROLL                          2,733,978      1,746,717          839,107        2,316,573       2,368,561       30,558,214

8. PAYROLL TAXES PAID                   1,092,418        852,876          819,258          763,168       1,084,046       13,920,465

9. SALES, USE & OTHER TAXES
   PAID                                 1,303,015        117,874          155,540               --         134,653        7,944,471

10.SECURED/RENTAL/LEASES                  147,956        167,081           52,603          114,647         182,652        2,220,408

11.UTILITIES                            3,361,146      4,886,600        3,726,325        4,443,473       4,507,855       55,946,653

12.INSURANCE                                7,256      1,010,982        2,806,647          682,576         682,576       10,618,063

13.INVENTORY PURCHASES                 29,280,908     20,102,494       19,550,777       20,626,111      16,705,209      222,416,446

14.VEHICLE EXPENSES                            --             --               --               --              --               --

15.TRAVEL & ENTERTAINMENT                  38,426         19,843           32,254           56,335          53,599          735,895

16.REPAIRS, MAINTENANCE &
   SUPPLIES                             1,681,812      1,825,551        2,065,181        1,434,386       1,448,005       33,459,416

17.ADMINISTRATIVE & SELLING             2,334,678      3,411,237        2,111,745        3,707,187       2,623,594       44,344,792

18.OTHER (attach list)                 65,577,853     70,220,775       56,002,260       48,898,803      74,496,700      787,838,564

TOTAL DISBURSEMENTS FROM
   OPERATIONS                         107,559,446    104,362,030       88,161,697       83,043,260     104,287,449    1,210,003,386

19.PROFESSIONAL FEES                      700,599        971,381          622,317          362,823       1,076,880       12,628,762

20.U.S. TRUSTEE FEES                           --         47,750               --               --          46,250          234,500

21.OTHER REORGANIZATION
     EXPENSES (attach list)                    --             --               --               --         250,000          375,000

                                     ------------    ------------    ------------    -------------    ------------    -------------
TOTAL DISBURSEMENTS                   108,260,045     105,381,161      88,784,014       83,406,083     105,660,579    1,223,241,648
                                     ============    ============    ============    =============    ============    =============

22.NET CASH FLOW                        2,351,008      (2,776,859)        804,106       10,060,813     (10,680,091)      (9,810,581)

23.CASH - END OF MONTH (MOR-2)          2,127,996        (648,863)        155,243       10,216,056        (464,035)        (464,035)

per MOR-7                            2,127,995.75     (648,863.18)     155,243.26    10,216,055.80      (464,035.42)
per 211 trial balance                2,127,995.75      807,570.06    1,439,881.93    10,216,055.80       460.952.13
                                     ------------    ------------    ------------    -------------    -------------
difference                                  (0.00)   1,456,433.24    1,284,638.67            (0.00)      924,987.55

g/1 acct 10123 - not a good
    account, s/b zero                        0.00            0.00            0.00             0.00             0.00
g/1 acct 10131 - account was closed
    before filing, bal s/b zero              0.00            0.00            0.00             0.00             0.00
g/1 acct 10199 - cash overdraft
    reclass of outstanding checks
    reconciled difference                    0.00    1,456,433.24    1,284,638.67             0.00       924,987.55
                                     ------------    ------------    ------------    -------------    -------------
                                             0.00    1,456,433.24    1,284,638.67             0.00       924,987.55

           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                   Apr-02      May-02        Jun-02       Jul-02      Aug-02     Sep-02      Oct-02       DATE
                                  ---------- ------------- ------------ -----------  ---------- ---------- ------------ -----------
6.  OTHER RECEIPTS:

    Interest Income                       --            --            --         --          --         --           --      80,302

    401(k) Plan Refund                    --            --            --         --          --         --           --          --

    Cobra Insurance Payment               --            --            --         --          --         --           --          --

    Miscellaneous                    195,444       128,178       159,394    119,703     129,984    115,953       70,287   3,330,187

    Royalty Owners Trust Account          --            --            --         --          --         --           --          --

    Emission Credits                      --            --            --         --          --         --           --          --

    Account Transfers             15,239,518    11,235,640    11,535,051 10,517,018   9,680,461 10,293,339   10,256,352 175,137,295

    Intercompany Transfers           655,895            --     1,398,119    870,787     888,819  2,432,738      802,294  14,162,425
                                  ---------- ------------- ------------- ----------  ---------- ---------- ------------ -----------
   TOTAL OTHER RECEIPTS           16,090,857    11,363,818    13,092,564 11,507,508  10,699,263 12,842,031   11,128,933 192,710,209
                                  ========== ============= ============= ==========  ========== ========== ============ ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense               --            --            --         --          --         --           --          --

    Workover Expense                      --            --            --         --          --         --           --          --

    Capital Expenditures            (581,465       598,552       134,895    178,576     133,192    219,678      468,375   7,677,966

    Revenue & Royalties                   --            --            --         --          --         --           --          --

    Interest Payment                      --            --            --         --          --         --           --      97,161

    Employee Benefits              2,492,292     1,544,520     2,998,019  1,890,070   1,393,784  1,198,033    1,905,173  28,627,602

    Severance tax                         --            --            --         --          --         --           --          --

    Pre-petition checks voided
       in current period                  --            --            --         --          --         --           --     (30,000)

    Account Transfers             15,239,518    11,235,640    11,535,051 10,517,018   9,680,461 10,293,339   10,256,352 175,137,295

    CIT Revolver Payments         17,344,416    35,714,063    44,954,575 52,422,925  39,644,262 31,827,957   56,017,221 494,396,687

    Intercompany Transfers         4,946,658     4,921,599     5,955,312  5,212,185   5,150,562  5,359,797    5,849,579  81,931,853
                                  ---------- ------------- ------------- ----------  ---------- ---------- ------------ -----------
TOTAL OTHER DISBURSEMENTS         39,441,420    54,014,374    65,577,853 70,220,775  56,002,260 48,898,803   74,496,700 787,838,564
                                  ========== ============= ============= ==========  ========== ========== ============ ===========



                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                    8,638,068            28,494           949,458        (1,071,699)
                                           ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE         42,455,612

  4.  LOANS & ADVANCES - CIT REVOLVER                             38,200,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --           802,294         2,950,000         6,666,825
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                42,455,612        39,002,294         2,950,000         6,666,825
                                           ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                                                    2,368,561                --

  8.  PAYROLL TAXES PAID                                                             1,084,046

  9.  SALES, USE & OTHER TAXES PAID                                  134,653                                  --

  10. SECURED/RENTAL/LEASES                                                                              182,652

  11. UTILITIES                                                    4,507,855

  12. INSURANCE                                                       13,730                             668,846

  13. INVENTORY PURCHASES                                         16,547,869                             157,340

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                              53,599

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                  1,448,005

  17. ADMINISTRATIVE & SELLING                                       163,894                           2,459,700

  18. OTHER (attach list)                       51,093,358        17,237,797                --           602,155
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS           51,093,358        38,605,797         3,452,606         5,572,297
                                           ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --            17,200                --         1,059,680

  20. U.S. TRUSTEE FEES                                 --                --                --            46,250

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --           250,000                --                --
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                           51,093,358        38,872,997         3,452,606         6,678,227
                                           ===============   ===============   ===============   ===============
  22. NET CASH FLOW                             (8,637,746)          129,297          (502,606)          (11,402)

  23. CASH - END OF MONTH (MOR-2)                      322           157,791           446,852        (1,083,101)


  CASH RECEIPTS AND                             Chase             Chase             Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508         5561833            Debtor
  -----------------                        ---------------   ---------------    ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --          1,671,735        10,216,056
                                           ===============   ===============    ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                 --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                               3,195,942        45,651,554

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                  38,200,000

  5.  SALE OF ASSETS                                                                                           --

  6.  OTHER (attach list)                          634,236             5,291             70,287        11,128,933
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL RECEIPTS                                   634,236             5,291          3,266,229        94,980,488
                                           ---------------   ---------------    ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A                N/A               N/A
                                           ===============   ===============    ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                 --         2,368,561

  8.  PAYROLL TAXES PAID                                                                                1,084,046

  9.  SALES, USE & OTHER TAXES PAID                                                                       134,653

  10. SECURED/RENTAL/LEASES                                                                               182,652

  11. UTILITIES                                                                                         4,507,855

  12. INSURANCE                                                                                           682,576

  13. INVENTORY PURCHASES                                                                              16,705,209

  14. VEHICLE EXPENSES                                                                                         --

  15. TRAVEL & ENTERTAINMENT                                                                               53,599

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                   1,448,005

  17. ADMINISTRATIVE & SELLING                                                                          2,623,594

  18. OTHER (attach list)                          634,236             5,291          4,923,863        74,496,700
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              634,236             5,291          4,923,863       104,287,449
                                           ===============   ===============    ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                 --         1,076,880

  20. U.S. TRUSTEE FEES                                 --                --                 --            46,250

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                 --           250,000
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS                              634,236             5,291          4,923,863       105,660,579
                                           ===============   ===============    ===============   ===============
  22. NET CASH FLOW                                     --                --         (1,657,634)      (10,680,091)

  23. CASH - END OF MONTH (MOR-2)                       --                --             14,101          (464,035)



MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                                        Chase           Chase           Chase           Chase
DISBURSEMENTS:                                              00101824317     00103316882      103405743     6301810002508
--------------                                              -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      2,950,000         6,666,825

     Intercompany Transfers                                                   802,294
                                                           ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                               --         802,294       2,950,000         6,666,825
                                                           ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                       468,375

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                      1,131,866                           133,780

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     10,256,352

     CIT Revolver Payments                                 51,093,358

     Intercompany Transfers                                                 5,849,579
                                                           ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                                  51,093,358      17,237,797              --           602,155
                                                           ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                              70,287          70,287

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         634,236          5,291                                       10,256,352

     Intercompany Transfers                                                                                    802,294
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           634,236          5,291              --           70,287      11,128,933
                                             =========      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      468,375

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         634,236          5,291                                        1,905,173

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      10,256,352

     CIT Revolver Payments                                                                   4,923,863      56,017,221

     Intercompany Transfers                                                                                  5,849,579
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      634,236          5,291              --        4,923,863      74,496,700
                                             =========      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF         OCTOBER 2002
                                  ---------------------------------


BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                    AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ---------------    ---------------    ---------------    ---------------
BANK BALANCE                $           100    $       158,013    $       251,988    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                        (1,083,100)

OTHER                                   221               (222)           194,863
                            ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE       $           321    $       157,791    $       446,851    $    (1,083,100)
                            ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS  $     8,638,067    $        28,494    $       949,457    $    (1,071,698)

RECEIPTS                         42,455,612         38,200,000

TRANSFERS BETWEEN ACCOUNTS                         (15,303,637)         2,950,000          6,666,825

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS      (51,093,358)       (22,767,066)        (3,452,606)        (6,678,227)
                            ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS     $           321    $       157,791    $       446,851    $    (1,083,100)
                            ===============    ===============    ===============    ===============

BANK NAME                    Chase Bk of Del    Chase Bk of Del       Bank One
ACCOUNT NUMBER                6301810036508      6301810028508         5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $        14,100    $       424,201

DEPOSIT IN TRANSIT                                                                                 --

OUTSTANDING CHECKS                                                                         (1,083,100)

OTHER                                                        --                  1            194,863
                             ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $        14,101    $      (464,036)
                             ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $     1,671,735    $    10,216,055

RECEIPTS                                                                 3,266,229         83,921,841

TRANSFERS BETWEEN ACCOUNTS           634,236              5,291                            (5,047,285)

(WITHDRAWAL) CONTRIBUTION-                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                         --

CHECKS/OTHER DISBURSEMENTS          (634,236)            (5,291)        (4,923,863)       (89,554,647)
                             ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $        14,101    $      (464,036)
                             ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



            INSIDERS:                                                                                                     FILING TO
       NAME/POSITION/COMP TYPE(1)        Apr-2002    May-2002    Jun-2002    Jul-2002   Aug-2002   Sep-2002   Oct-2002       DATE
---------------------------------------- --------   ----------   ---------   ---------  --------  ---------   --------    ----------
 1. Frank Diassi/Chairman
    of Board/Salary                      $     --   $       --   $      --   $      --  $     --  $                           62,500
 2. Frank Diassi/Chairman
    of Board/Bonus                                          --                                                                    --
 3. Frank Diassi/Chairman
    of Board/Expenses                                       --                      --        --                                  --
 4. Frank Diassi/Chairman
    of Board/Vacation payout                                                                                                  45,193
 5. David Elkins/President/Salary          30,333       30,333      30,333      30,333    30,333     30,333      30,333      359,332
 6. David Elkins/President/Bonus          136,500           --      21,875          --    22,288     21,875     136,500      383,663
 7. David Elkins/President/Expenses         5,115           --          --                    37        181          --       15,347
 8. David Elkins/President/Life
    Insurance                                  --                                          1,445         --          --        3,629
 9. Richard Crump/Exec VP Opers/Salary     27,917       27,917      27,917      27,917    27,917     27,917      27,917      329,472
10. Richard Crump/Exec VP Opers/Bonus     125,625           --      20,625          --        --     20,625     125,625      334,063
11. Richard Crump/Exec VP Opers/Expense     6,728           --                                25         --          30       24,112
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                             18,333       18,333      18,333      18,333    18,333     18,333      18,333      213,332
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                              79,200           --      10,000          --        --     10,000      79,200      199,400
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                             6,402           --          --                   166         --          --       20,379
15. Robert Roten/Former Pres & Board
    Member/SERP                             2,328        2,328       2,328       2,328     2,328      2,328       2,328       27,936
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                  10,000           --                      --                                        30,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                         13,750           --                            10,000                 20,000       58,900
18. Rolf Towe/Board Member/BOD fees         9,650           --                                                    7,050       27,550
19. Rolf Towe/Board Member/Expenses                         --                      --                            5,592       21,725
20. Hunter Nelson/Board Member             10,350           --                                                   10,450       31,950
21. Frank Hevrdejs/Board Member            12,050           --                                                    7,050       31,350
                                         --------   ----------   ---------   --------- ---------  ---------   ---------   ----------
TOTAL INSIDERS (MOR-1)                   $494,281   $   78,911   $ 131,411   $  78,911 $ 112,872  $ 131,592   $ 470,408   $2,219,833
                                         ========   ==========   =========   ========= =========  =========   =========   ==========


       PROFESSIONALS                                                                                                      FILING TO
      NAME/ORDER DATE            Apr-2002     May-2002     Jun-2002    Jul-2002    Aug-2002    Sep-2002      Oct-2002       DATE
---------------------------    -----------   -----------   ---------   ---------  ---------- -----------   -----------   -----------
 1. Logan & Company, Inc.      $     3,541   $  6,645.54  $  2,631.30 $    2,850  $   13,370 $  5,538.58   $    19,892   $   199,548
 2. Andrews & Kurth LLP            132,819    256,170.65   246,122.69    199,288     227,814  128,654.51       100,347     1,983,114
 3. US Trustee                      46,750            --           --     47,750          --          --        46,250       194,250
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP             321,403    406,542.75   115,338.02    405,299      92,770          --       472,733     3,208,160
 5. Akin Gump Strauss               78,728     81,093.82   104,790.97     64,896      91,414   28,235.40        17,599       980,208
 6. Arthur Andersen                 95,421     70,316.52           --     12,986          --          --            --       483,048
 7. Lazard Freres & Co. LLC        295,856    138,638.86   182,916.20    138,779     135,315  136,320.88       135,329     1,869,674
 8. Baker & Botts                   66,007     30,965.11    10,376.97     13,310      10,488          --         6,460       615,970
 9. Groom Law Group                 23,879     10,670.30     4,244.10      4,735      11,727   28,999.85        26,769       156,531
10. Nexant, Inc.                     9,595     13,464.59    34,178.90     76,738      39,419   35,073.89            --       353,608
11. Greenhill & Co.                498,253            --           --     52,500          --          --            --     1,101,676
12. Deloitte & Touche(2)                --            --           --         --          --          --       297,751       297,751
                               -----------   -----------  -----------  ---------  ---------- -----------   -----------   -----------
TOTAL PROFESSIONALS (MOR-1)    $ 1,572,252   $ 1,014,508  $   700,599 $1,019,131  $  622,317 $   362,823   $ 1,123,130   $11,443,537
                               ===========   ===========  =========== ==========  ========== ===========   ===========   ===========


(1) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(2) OCTOBER 2002 FIGURE INCLUDES PAYMENTS MADE IN PRIOR PERIODS NOT YET INCLUDED IN THIS MOR.



           MOR-9